Exhibit 16

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS
                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Robert D. Neary, hereby constitutes and appoints John G. Abunassar and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds and Allegiant Advantage Funds, the Registration Statements on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  February 26, 2009



/s/ Robert D. Neary
-------------------
Robert D. Neary

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS
                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, John Kernan, hereby constitutes and appoints John G. Abunassar and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds and Allegiant Advantage Funds, the Registration Statements on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  February 26, 2009



/s/  John Kernan
----------------
John Kernan

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS
                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Dorothy A. Berry, hereby constitutes and appoints John G. Abunassar and Audrey C. Talley, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of Allegiant Funds and Allegiant Advantage Funds, the Registration Statements on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:   February 26, 2009



/s/ Dorothy A. Berry
--------------------
Dorothy A. Berry

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS
                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Kelley J. Brennan, hereby constitutes and appoints John G. Abunassar and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds and Allegiant Advantage Funds, the Registration Statements on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:  February 26, 2009



/s/ Kelley J. Brennan
---------------------
Kelley J. Brennan

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS
                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, John F. Durkott, hereby constitutes and appoints John G. Abunassar and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds and Allegiant Advantage Funds, the Registration Statements on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:   February 26, 2009



/s/ John F. Durkott
-------------------
John F. Durkott

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS
                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Richard W. Furst, hereby constitutes and appoints John G. Abunassar and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds and Allegiant Advantage Funds, the Registration Statements on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  February 26, 2009



/s/ Richard W. Furst
--------------------
Richard W. Furst

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS
                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Gerald L. Gherlein, hereby constitutes and appoints John G. Abunassar and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds and Allegiant Advantage Funds, the Registration Statements on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:  February 27, 2009



/s/ Gerald L. Gherlein
----------------------
Gerald L. Gherlein

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS
                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Dale C. LaPorte, hereby constitutes and appoints John G. Abunassar and Audrey C. Talley, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds and Allegiant Advantage Funds, the Registration Statements on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.



DATED:   February 26, 2009



/s/ Dale C. LaPorte
-------------------
Dale C. LaPorte

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS
                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, Kathleen Cupper Obert, hereby constitutes and appoints John G. Abunassar and Audrey C. Talley, her true and lawful attorneys, to execute in her name, place, and stead, in her capacity as Trustee or officer, or both, of Allegiant Funds and Allegiant Advantage Funds, the Registration Statements on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as she might or could do in person, said acts of said attorneys being hereby ratified and approved.




DATED:   February 26, 2009



/s/ Kathleen Cupper Obert
-------------------------
Kathleen Cupper Obert

                                 ALLEGIANT FUNDS
                            ALLEGIANT ADVANTAGE FUNDS
                                POWER OF ATTORNEY


            Know All Men by These Present, that the undersigned, John G. Abunassar, hereby constitutes and appoints Audrey C. Talley, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of Allegiant Funds and Allegiant Advantage Funds, the Registration Statements on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorney being hereby ratified and approved.




DATED:   February 26, 2009



/s/ John G Abunassar
--------------------
John G Abunassar